                                        Filed pursuant to Rule 497(e)
                                        Securities Act File No. 333-7905
                                        Investment Company Act File No. 811-7701

[GE LOGO]
                                                            GE LifeStyle Funds

                              GE LifeStyle Funds
                                  Prospectus

October 30, 1998

GE Conservative Allocation Fund
GE Moderate Allocation Fund
GE Aggressive Allocation Fund

                                                  Prospectus begins on page 1.

[GE LOGO]                                                    GE LIFESTYLE FUNDS
---------------------------------------------------------------

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is an open-end management investment company that offers a selection of asset allocation investment funds (each a "Fund" and collectively the "Funds"). Each Fund seeks to achieve its objective by investing in certain portfolios of GE Funds ("Underlying GE Funds"). The Trust is currently comprised of six series, three of which are offered by a separate prospectus. This Prospectus describes the following three Funds currently offered by the Trust:

o GE Conservative Allocation Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective through investment in a mix of equity-oriented funds and fixed income-oriented funds, with a bias towards equity oriented or fixed income-oriented funds to be determined by then current market forces.

o GE Moderate Allocation Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective through investment in various equity-oriented funds and fixed income-oriented funds, with the bias toward equity-oriented funds for enhanced growth potential.

o GE Aggressive Allocation Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective through investment in a selection of equity-oriented funds and fixed income-oriented funds, typically with a strong bias under normal market conditions toward equity-oriented funds for substantial growth potential.

Shares of the Funds offered by this Prospectus are currently available only to defined benefit or contributions plans (including plans meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code")), retirement plans established under section 403(b) of the Code, eligible deferred compensation plans meeting the requirements of
Section 457(b) of the Code and tax-exempt organizations enumerated in Section 501(c)(3) of the Code, that do not seek additional services provided or paid by GE Investment Management Incorporated, the Trust's investment adviser, or its affiliates in connection with their investment in the Funds.

Shares of the Funds are not deposits with or obligations of any financial institution, are not guaranteed or endorsed by any financial institution or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus sets forth certain information about the Funds and the Trust that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

Additional information about the Funds and the Trust, contained in a Statement of Additional Information (the "SAI") dated December 30, 1997, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Trust. The SAI is also available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The SAI is incorporated in its entirety by reference into this Prospectus.

                     GE INVESTMENT MANAGEMENT INCORPORATED
                     Investment Adviser and Administrator

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

October 30, 1998

                               TABLE OF CONTENTS
Expense Information..........................................................  3
LifeStyle Funds..............................................................  6
Investment Objectives and Management Policies................................  7
Risk Factors and Special Considerations of LifeStyle Funds...................  9
Portfolio Turnover........................................................... 11
Description of the Underlying GE Funds....................................... 12
Management of the Trust...................................................... 25
Retirement Plans............................................................. 28
Purchase of Shares........................................................... 28
Redemption of Shares......................................................... 29
Exchange Privilege........................................................... 29
Net Asset Value.............................................................. 30
Dividends, Distributions and Taxes........................................... 30
Custodian and Transfer Agent................................................. 32
Distributor.................................................................. 32
The Funds' Performance....................................................... 33
Additional Matters........................................................... 34

Appendix -      Further Information:  Additional Investments
                and Certain Investment Techniques and
                Strategies Used by the Underlying GE Funds.................. A-1

3003 Summer Street
Stamford, Connecticut 06905
(800) 242-0134

EXPENSE INFORMATION

The purpose of the following table is to assist an investor in understanding the expenses that an investor in the Funds offered by this Prospectus will bear directly in connection with an investment in each Fund's shares ("Direct Expenses"). In addition to these Direct Expenses, Fund shares will indirectly bear their pro rata share of the expenses of the Underlying GE Funds ("Indirect Expenses").

Fee Table

                                                   GE Conservative     GE Moderate        GE Aggressive
                                                   Allocation          Allocation Fund    Allocation
Shareholder Transaction Expenses                   Fund                Fund               Fund
                                                   ----                ----               ----


Maximum Sales Load Imposed on
Purchases of Shares (as a percentage
of offering price):                                None                None               None

Maximum Sales Load Imposed on
Reinvested Dividends (as a percentage
of offering price):                                None                None               None

Maximum Contingent Deferred Sales
Load (as a percentage of redemption
proceeds):                                         None                None               None

Redemption Fees (as a percentage of
amount redeemed):                                  None                None               None

Maximum Exchange Fee:                              None                None               None

Annual Fund Operating Expenses
(Direct Expenses) (as a percentage of
average net assets):

Advisory and Administration fees:                  .20%                .20%               .20%

12b-1 fees:                                        None                None               None

Other expenses (after reimbursement):              .00%                .00%               .00%

Total Operating Expenses
(after reimbursement):+                            .20%                .20%               .20%


---------
+    See the "+" footnote to "Example" on page 6.


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Total Combined Expense Ratios (Including Indirect Expenses)
(as a percentage of average net assets)

Based on the expense ratios of the Underlying GE Funds plus those of each LifeStyle Fund, assuming each Fund's target investment in each Underlying GE Fund is maintained, the total average weighted combined operating expenses for shares of the Funds offered by this Prospectus are estimated to be as follows:

                                                           Total Combined
                                                          Expense Estimates
                                                          -----------------

GE Conservative Allocation Fund                                  .89%
GE Moderate Allocation Fund                                      .96%
GE Aggressive Allocation Fund                                   1.02%

Expenses are estimated based upon the target asset allocations for each LifeStyle Fund as set forth below under "Investment Objectives and Management Policies."

The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "Management of the Trust." Under the agreements governing the advisory and administration services to be furnished to the Funds by GE Investment Management Incorporated ("GEIM"), the Trust's investment adviser, GEIM bears expenses of each Fund including, but not limited to, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining the Trust's legal existence and the costs involved in communicating with shareholders of the Funds, but excluding brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses.

The Funds offered by this Prospectus will invest only in Class D shares of the Underlying GE Funds, which are currently offered with no initial sales charge, redemption fee or shareholder servicing and distribution fees. The Funds offered by this Prospectus will indirectly bear their pro rata share of fees and expenses, including investment management fees, incurred by the Underlying GE Funds that are applicable to Class D shareholders. The investment returns of each Fund, therefore, will be net of the expenses of the Underlying GE Funds in which it is invested. The following chart shows the expense ratios applicable to Class D shares of each Underlying GE Fund held by a Fund, based upon estimated operating expenses for the fiscal year ended September 30, 1998.

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Indirect Expenses

Underlying GE Fund                                               Expense Ratio*
------------------                                               --------------
GE Premier Growth Equity Fund....................................    .90%
GE U.S. Equity Fund..............................................    .50%
GE Mid-Cap Growth Fund...........................................    .90%
GE Value Equity Fund.............................................    .85%
GE International Equity Fund.....................................   1.10%
GE Fixed Income Fund.............................................    .55%
GE Short-Term Government Fund....................................    .45%
GE Money Market Fund.............................................    .50%



---------
* The expense ratios of the Class D shares of the Underlying GE Funds may reflect fee waivers and expense reimbursements. Absent these fee waivers on the Class D shares of the Underlying GE Funds, these expense ratios would be as follows: GE Premier Growth Equity Fund -- .93%, GE U.S. Equity Fund -- .62%; GE Mid-Cap Growth Fund -- .90%; GE Value Equity Fund -- .85%; GE International Equity Fund -- 1.10%; GE Fixed Income Fund -- .60%; and GE Short-Term Government Fund -- .68%.

Example+

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over a one-year and three-year period with respect to a hypothetical investment in each Fund. These amounts are based upon (1) direct payment by the Fund of operating expenses at the levels set out above; (2) indirect payment by the Fund of its pro rata share of the Class D share expenses of the Underlying GE Funds (also set out above) in which a Fund is expected to invest at the commencement of investment operations; and (3) the specific assumptions stated below.

A shareholder would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of the time periods shown:

                                     1 Year                    3 Years
                                     ------                    -------

GE Conservative
Allocation Fund:                     $9                        $29

GE Moderate
Allocation Fund:                     $10                       $31

GE Aggressive
Allocation Fund:                     $11                       $33

The above example is intended to assist an investor in understanding various costs and expenses that an investor in a Fund will bear directly or indirectly. Although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or

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less than 5%. The example should not be considered to be a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

---------
+ The fee table and the example of expenses reflect a determination by the Fund's investment adviser to voluntarily reduce or otherwise limit "Other Expenses" on an annualized basis. In the absence of this determination, it is estimated that each Fund's "Total Operating Expenses" would be equal to .60% of the Fund's average net assets.

LIFESTYLE FUNDS

Advantages of Investing in the Trust

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The Funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment portfolio and appreciate the advantages of broad diversification.

Although an investor could achieve portfolio diversification by investing directly in a variety of GE Funds, participating in the LifeStyle Funds offers two significant advantages: (1) simplified investment decision making; and (2) periodic portfolio rebalancing to ensure Fund allocations remain consistent with original risk/return objectives.

Asset Allocation Process

The Funds are managed so that each Fund can serve as a complete investment program or as a core part of a larger portfolio. Each of the Funds invests in a select group of Underlying GE Funds suited to the Fund's particular investment objective. Subject to the supervision of the Trust's Board of Trustees, GEIM, after receipt of recommendations from any investment consultant retained by the Board (the "Investment Consultant"), will determine the extent to which each Fund may invest in the Underlying GE Funds (the "Asset Allocation Ranges") and target investment percentages ("Targets"). On an ongoing basis, GEIM will monitor each Fund's assets allocated to the Underlying GE Funds within the Asset Allocation Ranges approved by the Board of Trustees from time to time and will reallocate assets as necessary to the extent a particular Fund deviates significantly from its Target. The Asset Allocation Ranges and Targets are described below under "Investment Objectives and Management Policies."

Before adding or eliminating any Underlying GE Funds in which a Fund may invest, the Board of Trustees will consult with GEIM and the Investment Consultant and disclose any such change to shareholders of the affected Funds. However, subject to the supervision of the Board of Trustees, GEIM may, in conjunction with the Investment Consultant, change the Asset Allocation Ranges or Targets without prior notice to Fund shareholders. Because the assets will be adjusted only periodically and generally only within predetermined parameters that will attempt to ensure broad diversification, there should not be under normal conditions any sudden large-scale changes in the allocation of a Fund's investments among Underlying GE Funds except to the extent Asset Allocation Ranges or Targets are changed or Underlying GE Funds are added or eliminated from a Fund's investment allocations. LifeStyle Funds are not designed as a market timing vehicle, but rather as a conservative or strategic approach to helping investors meet long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Trust is an open-end management investment company that currently offers six non-diversified asset allocation investment portfolios, three of which are offered by this Prospectus. Each Fund seeks to achieve its investment objective by investing strategically within specified ranges among Underlying GE Funds. Initially, each Fund will invest in the following seven Underlying GE Funds: GE Premier Growth Equity Fund (the "Premier Fund"), GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Mid-Cap Growth Fund (the "Mid-Cap Fund"), GE Value Equity Fund (the "Value Fund"), GE International Equity Fund (the "International Fund"), GE Fixed Income Fund (the "Income Fund") and GE Short-Term Government Fund (the "Government Fund"). The Funds will not invest in securities other than shares of the Underlying GE Funds (or other affiliated funds that may be approved by the Board of Trustees from time to time) and money market instruments of the types described under "Money Market Instruments" in the Appendix to this Prospectus (including GE Money Market Fund (the "Money Market Fund")).

GEIM, in conjunction with the Investment Consultant, will evaluate the Underlying GE Funds for purposes of establishing Targets for each Fund's assets within the Asset Allocation Ranges, which designate minimum and maximum limits for investment in each of the Underlying GE Funds. These Targets will be determined based on an evaluation of the following factors: outlook for the economy; financial markets; and the relative performance, volatility and covariance of the Underlying GE Funds.

On an ongoing basis, GEIM will conduct a Target variance analysis for each Fund and will consider, in its discretion, whether to reallocate a Fund's assets within the Asset Allocation Ranges to the extent that a Fund's investment in an Underlying GE Fund deviates significantly from its Target as a result of appreciation or depreciation. With respect to Targets that are 10% or more, GEIM will generally consider a variance of five percentage points or more in either direction to be significant. With respect to Targets that are less than 10%, GEIM will generally consider a deviation to be significant if it varies by two percentage points or more. In each case, after consideration of existing market conditions and impact on the Fund, GEIM will typically attempt to rebalance each Fund's investments in the Underlying GE Funds to meet its intended Targets. However, if GEIM believes it to be in the best interests of a Fund, or if such rebalancing would result in the Fund violating certain regulatory limitations, it may limit the degree of rebalancing or may avoid rebalancing altogether pending further analysis of market conditions and impact on the Fund.

The investment objective of GE Conservative Allocation Fund (the "Conservative Fund") is income and long-term growth of capital. The investment objective of GE Moderate Allocation Fund (the "Moderate Fund") is long-term growth of capital with a moderate level of current income. The investment objective of GE Aggressive Allocation Fund (the "Aggressive Fund") is capital appreciation. Each Fund's investment objective is fundamental and may be changed only with the approval of a majority of the Fund's outstanding securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any Fund's investment objective will be achieved.

By investing in Underlying GE Funds, the Funds seek to maintain different allocations among the Underlying GE Funds depending on a Fund's investment objective. Allocating investments among the Underlying GE Funds permits each Fund to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial Asset Allocation Ranges and Targets as a percentage of each Fund's net assets:

                            Conservative Fund
Underlying GE Fund                           Target            Range
------------------                           ------            -----
Premier Fund                                    4%                 1%-7%
U.S. Equity Fund                               10%                5%-15%
Mid-Cap Fund                                    3%                 1%-6%
Value Fund                                      9%                5%-15%
International Fund                             18%               12%-24%
Income Fund                                    51%               45%-57%
Government Fund                                 5%                 2%-8%

                              Moderate Fund
Underlying GE Fund                           Target            Range
------------------                           ------            -----
Premier Fund                                    8%                5%-11%
U.S. Equity Fund                               13%                8%-19%
Mid-Cap Fund                                    4%                 1%-7%
Value Fund                                     13%                8%-19%
International Fund                             25%               19%-31%
Income Fund                                    32%               26%-38%
Government Fund                                 5%                 2%-8%

                             Aggressive Fund
Underlying GE Fund                          Target             Range
------------------                          ------             -----
Premier Fund                                   10%                4%-16%
U.S. Equity Fund                               17%               10%-22%
Mid-Cap Fund                                    6%                 3%-9%
Value Fund                                     16%               10%-22%
International Fund                             32%               26%-38%
Income Fund                                    14%                8%-20%
Government Fund                                 5%                 2%-8%

The Underlying GE Funds have been selected to represent a reasonable spectrum of investment options for the Funds. The Asset Allocation Ranges are based on the degree to which the

Underlying GE Funds selected are expected in combination to be appropriate for a Fund's particular investment objective. The particular Underlying GE Funds in which each Fund may invest and the Asset Allocation Ranges and Targets applicable to each Underlying GE Fund may be changed from time to time by GEIM, in consultation with the Investment Consultant, subject to the supervision of the Trust's Board of Trustees without the approval of the Fund's shareholders. The Trust will provide prior notice to shareholders before adding or eliminating any Underlying GE Funds, but not prior to changes in the Asset Allocation Ranges or Targets.

Each Fund can invest a certain portion of its cash reserves, if any, in GE Money Market Fund or directly in money market instruments. A reserve position provides flexibility, for example, in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

For information about the investment objectives of each of the Underlying GE Funds and the investment techniques and the risks involved in the Underlying GE Funds, please refer to "Description of the Underlying GE Funds," the Appendix to this Prospectus, the SAI and the prospectus and statement of additional information for GE Funds which is available from the Trust upon request.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF LIFESTYLE FUNDS

Non-Diversified Investment Company. Each Fund is a "non-diversified" investment portfolio for purposes of the 1940 Act, because it invests in the securities of a limited number of mutual funds. However, the Underlying GE Funds themselves are diversified investment portfolios. The Trust intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in Underlying GE Funds. The investments of each Fund are concentrated in the Underlying GE Funds, so each Fund's investment performance is directly related to the investment performance of the Underlying GE Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying GE Funds to meet their objectives as well as the allocation among those Underlying GE Funds by GEIM. There can be no assurance that the investment objective of any Fund or any Underlying GE Fund will be achieved.

Investing through the Funds in the Underlying GE Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying GE Funds. See "Risk Factors and Special Considerations of LifeStyle Funds -- Additional Expense Information Concerning the Funds," "Management of the Trust" and "Dividends, Distributions and Taxes."

Under certain circumstances, an Underlying GE Fund may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying GE Fund until GEIM determines that it is appropriate to dispose of such securities.

Affiliated Persons. GEIM, the investment adviser and administrator of the Funds, and the officers and Trustees of the Trust presently serve as investment adviser and administrator, officers and trustees, respectively, of the Underlying GE Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the Underlying GE Funds. See "Management of the Trust" for a more detailed explanation of the potential conflicts of interest that may arise because of the "fund of funds" structure of the Trust. In addition, GEIM's principal officers, directors and portfolio managers serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which like GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.

Investment Practices of Underlying GE Funds. Certain Underlying GE Funds may invest a portion of their assets in low-rated securities (as defined below) and foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock or bond index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon obligations; purchase non-publicly traded and illiquid securities; enter into mortgage roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. See "Description of the Underlying GE Funds."

Market and Economic Factors. The Funds' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Funds may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

Additional Expense Information Concerning the Funds

Investors in the Funds should recognize that they may invest directly in the GE Funds and that, by investing in Underlying GE Funds indirectly through the Funds, they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees to the extent GEIM has not elected to limit such expenses), but will also indirectly bear similar expenses of the Underlying GE Funds.

Investment Restrictions of the Funds

The Trust has adopted certain fundamental investment restrictions with respect to each Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
Included among those fundamental restrictions are those listed below.

1. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2.     No Fund may lend its assets or money to other persons, except through
       (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value and
       (c) entering into repurchase agreements.

Certain other investment restrictions adopted by the Trust with respect to the Funds are described in the SAI. Investment restrictions of the Underlying GE Funds in which the Funds invest may be more or less restrictive than those adopted by the Trust.

PORTFOLIO TURNOVER

Each Fund's turnover rate (i.e., the rate at which the Fund buys and sells shares of the Underlying GE Funds) is not expected to exceed 25% annually. A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying GE Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying GE Funds within the Asset Allocation Ranges described above or as altered by the Trust's Board of Trustees from time to time.

GEIM cannot predict precisely the turnover rate for any Underlying GE Fund, but expects that the annual turnover rate will not exceed 30% for the Value Fund, 50% for each of the Premier Fund, U.S. Equity Fund and International Fund, 200% for the Mid-Cap Fund and 300% for each of the Income Fund and Government Fund. The portfolio turnover rate for GE Money Market Fund is expected to be zero for regulatory purposes. There can be no assurance that the turnover rates of these Underlying GE Funds will not exceed these limits. Higher turnover rates (more than 100%) may result in higher transaction expenses being incurred by certain Underlying GE Funds and shareholders that invest in those Underlying GE Funds will indirectly bear their proportionate share of such expenses. For the fiscal year ended September 30, 1998, the actual portfolio turnover rates of the Underlying GE Funds were: Premier Fund
- 35%; U.S. Equity Fund - 29%; Mid-Cap Fund - 13%; Value Fund - 40%; International Fund - 93%; Income Fund - 219%; and Government Fund - 185%.

DESCRIPTION OF THE UNDERLYING GE FUNDS

Investment Objectives and Management Policies

Set forth below is a description of the investment objective and policies of each Underlying GE Fund. The investment objective of an Underlying GE Fund may not be changed without the approval of the holders of a majority of the Underlying GE Fund's outstanding voting securities as defined in the 1940 Act. No assurance can be given that an Underlying GE Fund will be able to achieve its investment objective. No offer is made in this Prospectus of any of the Underlying GE Funds. Because each Fund invests in Underlying GE Funds, shareholders of each Fund will be affected by these investment policies in direct proportion to the amount of assets each Fund allocates to the Underlying GE Funds pursuing such policies.

GE Premier Growth Equity Fund

The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective through investment primarily in growth-oriented equity securities which, under normal market conditions, will represent at least 65% of the Fund's assets. In pursuing its objectives, the Fund, under normal conditions, may invest in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.

In attempting to achieve its objective, the Premier Fund will seek to identify and invest in companies it believes will offer potential for long-term growth of capital. These companies typically would possess one or more of a variety of characteristics, including high quality products and/or services, strong balance sheets, sustainable internal growth, superior financial returns, competitive position in the issuer's economic sector and shareholder-oriented management. While the Fund may invest in companies of varying sizes as measured by assets, sales or capitalization, a majority of its assets will, under normal market conditions, be comprised of companies with relatively large capitalizations. In addition, the Fund will normally be invested in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund will generally be diversified over a cross section of industries.

Up to 25% of the Premier Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation American Depositary Receipts (i.e., U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, "ADRs") and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange ("U.S. Listed Securities") or traded on the Nasdaq National Market or the Nasdaq Small Cap Market (collectively, "Nasdaq Traded Securities"). The Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality.

GE U.S. Equity Fund

The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. Up to 15% of the Fund's assets may be invested in foreign securities. ADRs, U.S. Listed Securities, and Nasdaq Traded Securities will be included for purposes of the Fund's 65% minimum described above, and excluded for purposes of the Fund's 15% maximum in investments in foreign securities.

In managing the assets of the U.S. Equity Fund, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities generally are sold from the Fund's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Fund holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Fund, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), by virtue of blending investments in both "value" and "growth" securities. Since the Fund's strategy seeks to combine these basic elements, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 Index on a total return basis.

The U.S. Equity Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

GE Mid-Cap Growth Fund

The investment objective of the Mid-Cap Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") that have the potential for above-average growth. The Fund, under normal market conditions, invests at least 65% of its total assets in a portfolio of equity securities of mid-cap companies traded on U.S. securities exchanges or in the U.S. over-the-counter market, including common stocks, preferred stocks, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, ADRs and warrants or rights issued by U.S. and foreign companies. The Fund defines a mid-cap company as one whose securities are within the market capitalization range of stocks listed on the S&P MidCap 400 Index. (As of June 30, 1998, the S&P MidCap 400 Index included companies with market capitalizations between $330 million and $22.9 billion.)

Mid-cap growth companies are often still in the early phase of their life cycle. Accordingly, investing in mid-cap companies generally entails greater risk exposure and volatility (meaning upward or downward price swings) than investing in large, well-established companies. However, GEIM believes that mid-cap companies may offer the potential for more rapid growth.

GEIM relies on its proprietary research to identify mid-cap companies with potentially attractive growth prospects. These companies typically have one or more of a variety of characteristics, including attractive products or services, above average earnings growth potential, superior financial returns, strong competitive position, shareholder focused management and sound balance sheets. There is, of course, no guarantee that GEIM will be able to identify such companies or that the Fund's investment in them will be successful.

The Mid-Cap Fund may invest up to 35% of its assets in (i) securities of companies outside the capitalization range of the S&P MidCap 400 Index; (ii) foreign securities, excluding, for purposes of this limitation, ADRs and U.S. Listed Securities and Nasdaq Traded Securities; and (iii) bonds, notes and debentures. The debt instruments in which the Fund may invest must be rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated deemed by GEIM to be of comparable quality. The Fund will not purchase a debt security, if as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if unrated, deemed by GEIM to be of comparable quality. In addition, the Fund will not purchase any obligation rated BB or B by S&P or Ba or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or, if unrated, in obligations deemed by GEIM to be of comparable quality.

GE Value Equity Fund

The investment object of the Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with large sized market capitalizations that GEIM considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers. During normal market conditions, the Fund invests at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.

The Value Fund's investment philosophy is that the market tends to overreact to both good and bad news about issuers. Companies experiencing faster than expected growth tend to be overvalued as the market extrapolates current good news well beyond a sustainable time-frame and correspondingly overforecasts the period and magnitude of decline of companies experiencing near term difficulties. These difficulties can be driven by factors both internal and external to the company. Internal factors may include operational mismanagement or strategic mistakes. External factors may include a change in the economic environment or a shift in the competitive dynamics of an industry. The Fund attempts to identify firms that are out of favor for a variety of reasons and select those which GEIM believes to be undervalued relative to their true business prospects.

In accordance with this premise, GEIM will identify and select securities that it believes are undervalued, using factors it considers indicative of fundamental investment value including: (i) low price/earnings ratio relative to a normalized growth rate and/or the S&P 500 Index; (ii) the potential for free cash flow generation and prospects for dividend growth; (iii) a strong balance sheet with low financial leverage; (iv) sustainable competitive advantages such as a franchise brand name or dominant market position; (v) an experienced and capable management team; (vi) improving returns on invested capital; and (vii) net asset values in a restructuring/breakup analysis framework.

GEIM believes that such investments will position the Value Fund to benefit from a positive change in business prospects from an issuing company that adopts a turnaround strategy to increase/restore the earning power of the company.

The Value Fund may, under normal market conditions, invest (i) up to 35% of its assets in bonds, notes and debentures and (ii) up to 25% of its assets in foreign securities excluding, for purposes of this limitation, ADRs and U.S. Listed Securities and Nasdaq Traded Securities. The Fund's investments in debt obligations are limited to those that are investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

GE International Equity Fund

The investment objective of the International Fund is long-term growth of capital, which the Fund seeks to achieve by investing primarily in foreign equity securities. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund may also invest in securities of foreign issuers in the form of depositary receipts. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. The Fund intends to position itself broadly among countries and under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The percentage of the Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. The determination of where an issuer is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities.

In selecting investments on behalf of the International Fund, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.

The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization.

The International Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. The Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade.

GE Fixed Income Fund

The investment objective of the Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund. In seeking to achieve its investment objective, the Fund invests in the following types of fixed income instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage related securities ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; zero coupon obligations; floating and variable rate instruments and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators.

The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to ten years. The Fund's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality.

The Income Fund will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Fund if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.

GE Short-Term Government Fund

The investment objective of the Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in Government Securities including repurchase agreements secured by Government Securities.

The Government Fund may invest the remainder of its assets in bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, ARMs, CMOs and government stripped mortgage related securities and asset-backed and receivable-backed securities; zero coupon obligations (including zero coupon municipal obligations); floating and variable rate instruments; and money market instruments. The Fund may also invest in depositary receipts and structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. The debt securities in which the Fund invests will only be purchased if, in the case of long-term securities, they are rated investment grade by S&P or Moody's (or the equivalent from another NRSRO) and short-term securities will only be purchased if they are rated A-1 by S&P or Prime-1 by Moody's (or the equivalent from another NRSRO) or, for both short- and long-term securities, if unrated, deemed to be of equivalent quality by GEIM.

The dollar-weighted average maturity of the Government Fund's portfolio securities is anticipated to be not more than three years. Within this limitation the Fund may purchase individual securities with effective maturities greater than three years as long as its average maturity remains within this limit.

GEIM will seek to stabilize share price fluctuation by investing in securities that are not highly sensitive to interest rate changes. In selecting securities for the Government Fund, GEIM will attempt to maintain the Fund's overall sensitivity to interest rates in a range similar to the average for short- to intermediate-term government bonds with maturities of one to four years.

GE Money Market Fund

The investment objective of the Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (6) debt securities issued by foreign issuers; and (7) repurchase agreements and reverse repurchase agreements.

The Money Market Fund limits its portfolio investments to securities that GE Funds' Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities ("Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the GE Funds' Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.
The assets of the Fund are valued on the basis of amortized cost.

Cash Management Policies

In addition to investing as described above, during normal market conditions, each of the Underlying GE Funds (other than the Money Market Fund which invests primarily in money market instruments as described above) may invest a portion of its total assets in cash and/or money market instruments of the types described in the Appendix to this Prospectus for cash management purposes, pending investment in accordance with the Underlying GE Fund's investment objective and policies and to meet operating expenses. Under normal market conditions, each of the Income Fund and the Government Fund may hold a substantial portion of its assets in money market instruments, including in the case of the Government Fund short-term instruments with remaining maturities of one year or less, if such investment is deemed by GEIM to be consistent with the Underlying GE Fund's investment objective. During periods in which GEIM believes that economic, political, currency or market conditions domestically or abroad warrant, GEIM may assume, on behalf of an Underlying GE Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments of the types described in the Appendix to this Prospectus or (ii) restrict the securities markets in which the

Underlying GE Fund's assets will be invested by investing those assets in securities markets deemed by GEIM to be conservative in light of the Underlying GE Fund's investment objective and policies and to meet operating expenses. To the extent that it holds cash or invests in money market instruments, an Underlying GE Fund may not achieve its stated investment objective.

Additional Investments of the Underlying GE Funds

The Underlying GE Funds, in addition to investing as described above, may hold one or more of the following types of instruments: repurchase agreements, reverse repurchase agreements, non-publicly traded securities, illiquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"), securities of supranational agencies and securities of other investment funds. In addition, the Underlying GE Funds may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, writing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities, entering into mortgage dollar rolls and selling securities short against the box.

These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations of the Underlying GE Funds." For additional information regarding the permitted investments, techniques and strategies of the Underlying GE Funds, see "Further Information: Additional Investments and Certain Investment Techniques and Strategies Used by the Underlying GE Funds" in the Appendix to this Prospectus, the Trust's SAI and the prospectus and statement of additional information for GE Funds.

Risk Factors and Special Considerations of the Underlying GE Funds

General. From time to time, the Underlying GE Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by GEIM for its clients, including the Trust. These transactions may have a material effect on the Underlying GE Funds, since Underlying GE Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Underlying GE Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Underlying GE Funds to the extent that they may be required to sell securities at times when they would not otherwise do so or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. GEIM is committed to minimizing the impact of these transactions on the Underlying GE Funds to the extent it is consistent with pursuing the Funds' investment objectives and will monitor the impact of the Funds' asset allocation decisions on the Underlying GE Funds. GEIM will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between interests of the Funds and the interests of the Underlying GE Funds.

Debt Instruments. A debt instrument held by an Underlying GE Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in an Underlying GE Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying GE Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying GE Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying GE Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. A description of S&P and Moody's ratings relevant to Underlying GE Funds' investments is included as an Appendix to the Trust's SAI.

Low-rated Securities. Certain Underlying GE Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An Underlying GE Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish GEIM's ability to obtain accurate market quotations for purposes of valuing the securities held by an Underlying GE Fund and calculating the Fund's net asset value.

Non-publicly Traded and Illiquid Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by an Underlying GE Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. An Underlying GE Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Fund's net assets could be adversely affected.

Repurchase and Reverse Repurchase Agreements. A Fund or an Underlying GE Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund or the Underlying GE Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund or the Underlying GE Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund or an underlying GE Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by an Underlying GE Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, an Underlying GE Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Underlying GE Fund's obligation to repurchase the securities.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by an Underlying GE Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Underlying GE Fund's net assets. Warrants acquired by an Underlying GE Fund in units or attached to securities may be deemed to be without value.

Smaller Companies. Smaller companies in which the Premier Fund and Mid-Cap Fund may invest may involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment in Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Currency Exchange Rates. An Underlying GE Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Covered Option Writing. Upon the exercise of a put option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the difference between the price at which the Underlying GE Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by an Underlying GE Fund, the Underlying GE Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Underlying GE Fund's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that an Underlying GE Fund will be able to effect closing purchase transactions at a desired time. The ability of an Underlying GE Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

An Underlying GE Fund will engage in hedging transactions only when deemed advisable by GEIM. Successful use by an Underlying GE Fund of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Securities Index Options. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of an Underlying GE Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although an Underlying GE Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that an Underlying GE Fund engage in such a transaction.

Futures and Options on Futures. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect an Underlying GE Fund's performance.

Forward Currency Transactions. In entering into forward currency contracts, an Underlying GE Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Underlying GE Fund's ability to hedge against the risk of devaluation of currencies in which the Underlying GE Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying GE Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

GEIM's ability to dispose of an Underlying GE Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that an Underlying GE Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; an Underlying GE Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to an Underlying GE Fund's position, the Underlying GE Fund could forfeit the entire amount of the premium plus related transaction costs.

Instruments and Strategies Involving Special Risks. Certain instruments in which the Underlying GE Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to an Underlying GE Fund that holds the instruments are: Rule 144A Securities, depositary receipts, debt obligations of supranational agencies, securities of other investment funds, floating and variable rate instruments, zero coupon obligations, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Underlying GE Funds are: engaging in when-issued or delayed-delivery securities transactions, lending portfolio securities and selling securities short against the box. Among the risks that some but not all of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See the Appendix to this Prospectus for a more complete description of these instruments and strategies.

MANAGEMENT OF THE TRUST

Board of Trustees

Overall responsibility for management and supervision of the Funds rests with the Trust's Board of Trustees. The Trustees review and approve the Asset Allocation Ranges determined by GEIM and the Investment Consultant, which designate the minimum and maximum percentages for investment among the Underlying GE Funds and which define Target investment percentages applicable to each Underlying GE Fund. In addition, the Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.

A majority of the Trustees are non-interested persons of the Trust as defined in Section 2(a)(19) of the 1940 Act. However, the Trustees and officers of the Trust also serve in similar positions with the GE Funds. Thus, if the interests of a Fund and the Underlying GE Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers of the Trust fulfill their fiduciary duties to that Fund and the Underlying GE Funds. The Trustees of the Trust believe they have structured each Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Trust or a Fund separately could be adverse to the interests of an Underlying GE Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust, GE Funds and GEIM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Investment Adviser and Administrator

GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, serves as the investment adviser and administrator of each Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its administrative responsibilities, GEIM, in conjunction with the Investment Consultant and subject to the supervision of the Trust's Board of Trustees, determines the Asset Allocation Ranges and Target investment percentages applicable to each Underlying GE Fund. GEIM then periodically allocates and reallocates according to market conditions and outlook each Fund's assets to the Underlying GE Funds' Targets within the Asset Allocation Ranges approved by the Board of Trustees from time to time.

In addition to serving as investment adviser to the GE Funds since their inception in 1993, GEIM has served as the investment adviser of the investment portfolios of GE Investments Funds, Inc., which are offered only to insurance company separate accounts that fund certain variable contracts, since May 1997, and the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund of Financial Investors Trust since March 1997. GEIM has also served as the investment adviser to the GE Institutional Funds, which are offered to institutional investors, since their inception in November 1997. GEIM has served as sub-investment adviser to PaineWebber Global Equity Fund of PaineWebber Investment Trust since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust and the Global Small Cap Fund Inc. since March 1995, the International Equity and the U.S. Equity Portfolios of WRL Series Fund, Inc. since January 1997 and the International Equity Portfolio of IDEX Series Fund since February 1997. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Pension Trust and other GE benefit plans. Through GEIM and GEIC and their predecessors, GE has over 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of September 30, 1998, in excess of $71.4 billion, of which more than $14.5 billion is invested in mutual funds.

As a Fund's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, will determine how each Fund's assets will be invested in the Underlying GE Funds and in money market instruments pursuant to the investment objective and policies of each Fund and, in conjunction with the Investment Consultant, will make recommendations to the Board of Trustees concerning changes to (a) the Underlying GE Funds in which the Funds may invest and (b) the Asset Allocation Ranges and Targets. The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained and will be responsible for supervising compliance with each Fund's investment objective and policies. As a Fund's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Fund; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and the Trust.

Under the agreements governing the advisory and administration services to be furnished to the Funds, GEIM has agreed to bear expenses of the LifeStyle Funds other than brokerage fees and commissions, interest, advisory and administration fees, fees and expenses of the Trust's Board of Trustees who are not affiliated with GEIM or its affiliates (including counsel fees), taxes payable by the Trust, transfer agency costs (some of which may be borne by the Underlying GE Funds as sub-transfer agency expenses of those Funds) and any extraordinary expenses. For services rendered and expenses borne, each Fund pays GEIM fees for advisory and administration services provided by GEIM to the Fund that are accrued daily and paid monthly at the annual rate of .20% of the value of the Fund's average daily net assets. Each Fund, as a shareholder in the Underlying GE Funds, will indirectly bear its proportionate share of any investment advisory and administration fees and other expenses paid by the Underlying GE Funds. The effective advisory and administration fee of each of the Underlying GE Funds in which the Funds may invest is paid at the following annual rates in each case of the value of the Underlying GE Fund's average daily net assets: the Premier Fund - .60%, the U.S. Equity Fund - .40%, the Mid-Cap Fund - .60%, the Value Fund - .55%, the International Fund - .80%, the Income Fund - .35%, the Government Fund - .30% and the Money Market Fund -
 .25%. When combined with the fees payable by each Underlying GE Fund in which a Fund invests, the advisory and administration fee for each Fund may be higher than that paid by most mutual funds.

The agreements governing the advisory and administration services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."

Investment Consultant

The Trust and GEIM have entered into an Investment Consulting Agreement with DiMeo Schneider & Associates, L.L.C. ("DS&A"), an Illinois limited liability company and investment advisory firm which will initially act as the Investment Consultant to the Trust's Board of Trustees. The Investment Consultant will review and analyze the Underlying GE Funds and asset allocation of the Funds among the Underlying GE Funds taking into account each Fund's stated investment objective. The Investment Consultant, in conjunction with GEIM, will determine, subject to the supervision of the Board, changes to
(1) the Underlying GE Funds in which the Funds may invest and (2) the Asset Allocation Ranges and Targets. Out of its advisory and administration fee, GEIM will pay the Investment Consultant fees for investment consulting services provided by the Investment Consultant to the Board of Trustees and GEIM. These fees paid to the Investment Consultant are paid by GEIM directly and no additional cost is borne by the Funds. If there is no Investment Consultant, GEIM will perform these services and incur related expenses directly.

DS&A, founded on May 1, 1995, is a mid-sized independent consulting firm which offers the Funds the capabilities of much larger consulting firms through several strategic alliances with providers of research, technology and other resources. The seven founding members of DS&A previously worked as a team at Kidder, Peabody & Co., Inc.
in Chicago.

Portfolio Management

Eugene K. Bolton is the Portfolio Manager of the Funds. Mr. Bolton is responsible for the overall management of the domestic equity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). In that capacity, Mr. Bolton also leads a team of portfolio managers for the U.S. Equity Fund. Mr. Bolton has more than 13 years of investment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments.

GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

RETIREMENT PLANS

Shares of the Funds offered by this Prospectus are currently available only to defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code ("401(k) Plans")), retirement plans established under Section 403(b) of the Code, eligible deferred compensation plans meeting the requirements of Section 457(b) of the Code and tax-exempt organizations enumerated in Section 501(c)(3) of the Code, that do not seek additional services provided or paid by GEIM or its affiliates in connection with their investment in the Funds ("Retirement Plans"). Retirement Plan participants may invest in shares of a Fund through their

Plan by directing the Plan fiduciary to purchase shares for their account. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund. See "PURCHASE OF SHARES" below.

GE Funds will offer Class D shares of the Underlying GE Funds, other than the Money Market Fund which offers only one class of shares, to the Funds described in this Prospectus. No sales charge will be imposed on Class D shares purchased by the Funds and Class D shares will not be subject to service fees or distribution fees. Class D shares of the Underlying GE Funds are not sold to the general public; but rather are offered exclusively to: banks, insurance companies and industrial corporations (as defined in GE Funds' prospectus) each purchasing shares for their own account; financial institutions investing in their fiduciary capacity on behalf of clients or customers; tax-exempt investors, including defined benefit or contribution plans (including 401(k) Plans), plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; investment companies not managed or sponsored by GEIM or any affiliate of GEIM and Financial Intermediaries (as defined in the GE Funds prospectus) that have an agreement with GE Funds, GEIM or the Distributor which does not require GE Funds, GEIM or the Distributor to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per participant GE Fund (the "Minimum Purchase Requirement") and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement. Under no circumstances are regular IRAs, simplified employee pension IRAs ("SEP-IRAs"), salary reduction SEP-IRAs and Keogh plans eligible to purchase Class D shares of the Underlying GE Funds directly.

PURCHASE OF SHARES

General

Shares of the Funds are currently offered only to Retirement Plans. See "RETIREMENT PLANS" above. The shares are sold on a continuous basis by the Distributor and may be purchased without any sales charge at net asset value. Purchase orders are submitted to the Funds based on plan fiduciary instructions properly furnished to the Funds and, in the case of defined contribution plans (e.g. 401(k) Plans), based on the periodic contribution and exchange of assets to plan participant accounts in accordance with elections properly made by participants under their particular plans. A purchase order will be processed at the net asset value next determined with respect to the shares of the Fund being purchased after your purchase order has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value."

Purchase orders for shares of a Fund will be accepted by the Trust only on a day on which the Fund's net asset value is calculated. See "Net Asset Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Fund. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates representing shares in any Fund.

REDEMPTION OF SHARES

Redemptions in General

Shares of each Fund may be redeemed without charge on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request.

Distributions in Kind

If the Trust's Board of Trustees determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE

Under an exchange privilege offered by the Trust, shares of a Fund offered by this Prospectus may be exchanged for shares of any other Fund offered by this Prospectus at their respective net asset values. The privilege is available to investors residing in any state in which shares of the applicable Fund or GE Fund being acquired may legally be sold. An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the investor, and an exchanging investor may, therefore, realize a taxable gain or loss in connection with the exchange. The Trust may, upon 60 days prior written notice, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

Investors exercising the exchange privilege should review the prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange. The Trust reserves the right to reject any exchange request.

NET ASSET VALUE

Each Fund's net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Fund is computed by dividing the value of the Fund's net assets attributable to that Fund by the total number of shares outstanding. The assets of each Fund consist primarily of the Underlying GE Funds, which are valued at their respective net asset values at the time of computation. Redemptions in kind will be valued on the effective date of the exchange at the net asset value of the Underlying GE Funds. In general, the Underlying GE Funds value their portfolio securities at market value or, in the absence of market value, at fair value as determined by or under the direction of the GE Funds' Board of Trustees.

Any short-term investments of the Funds that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Trust's Board of Trustees determines that amortized cost is fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the Fund and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to net investment income are declared and paid annually. Written confirmations relating to the automatic reinvestment of dividends will be sent to shareholders within five days following the end of each fiscal year. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Funds are accrued daily and deducted from net asset value before declaration of dividends to shareholders.

Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

Taxes

Each Fund is treated as a separate entity for Federal income tax purposes. As a result, the amounts of net investment income and net realized capital gains subject to tax are determined separately for each Fund (rather than on a Trust-wide basis).

The Trust intends that each Fund qualify each year as a regulated investment company under the Code. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains will be treated as ordinary income taxable to shareholders (other than tax-exempt retirement plans and other tax-exempt investors), and distributions of a Fund's net realized long-term capital gains will be taxable to shareholders as long-term capital gains, in each case regardless of how long shareholders have held their shares of the Fund and whether the dividends or distributions are received in cash or are reinvested in additional shares of the Fund. As a general rule, a shareholder's gain or loss on a sale or redemption (including a redemption in kind) of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Further, any loss realized upon the sale or redemption of any Fund shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent derived from dividends paid by Underlying GE Funds that qualify for such deduction.

Net investment income or capital gains earned by the Underlying GE Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Underlying GE Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Underlying GE Funds' assets to be invested within various countries is not now known. GE Funds expects that the Underlying GE Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

If more than 50% in value of an Underlying GE Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying GE Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate portion of the electing fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes or, subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each Fund may invest in the International Fund, which expects to be eligible to make the above-described election. While each Fund will be able to deduct the foreign taxes that it will be treated as receiving if the election is made by the International Fund, the Fund will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Funds will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying GE Funds, while persons who invest directly in such Underlying GE Funds may have that option.

The Funds may be required to withhold for U.S. federal income tax purposes 31% of all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for receiving acceptance orders for the purchase of shares and processing redemption requests.

DISTRIBUTOR

GE Investment Distributors, Inc., located at 777 Long Ridge Road, Building B, Stamford, Connecticut, 06927, serves as distributor of the Funds' shares. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as Distributor for the GE Funds, GE Institutional Funds, GE Investments Funds, Inc. and the Elfun Funds. GEIM or its affiliates, at their own expense, may allocate portions of their revenues or other resources to assist the Distributor in distributing shares of the Funds, by providing additional promotional incentives to dealers. In some instances, these incentives may be limited to certain dealers who have sold or may sell significant numbers of shares of the Funds. The Distributor routinely offers dealers in Fund shares the opportunity to participate in contests for which prizes include tickets to theater and sporting events, dining, travel to meetings and conferences held in locations remote from their offices and other items.

THE FUNDS' PERFORMANCE

Certain information about the Funds' performance is set out below.

Yield

The Trust may, from time to time, advertise a 30-day "yield" for each Fund. The yield of a Fund refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by a Fund during the period by the net asset value per share for that Fund on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the Fund's net asset value.

Total Return

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each Fund. This total return figure shows an average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Fund. Figures will be given for recent one-, five-and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Fund, for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Reflecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data.

The Trust may, in addition to quoting a Fund's average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performance. The SAI describes the method used to determine a Fund's yield and total return.

Comparative Performance Information

In reports or other communications to shareholders of a Fund or in advertising materials, the Trust may compare the Fund's performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance,

Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

ADDITIONAL MATTERS

The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Commonwealth of Massachusetts on June 21, 1996. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established six such series, each offering a single class of shares. The other three series of the Trust are currently being offered by a separate prospectus.

When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) a matter affecting the interests of one or more of the Funds, in which case only shares of the affected Funds would be entitled to vote or (2) when the 1940 Act or a separate agreement applicable to a Fund requires that shares of the Funds be voted by individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Each Fund will vote its Underlying GE Fund shares in proportion to the votes of all other shareholders in each respective Underlying GE Fund.

The Trust will send to each shareholder of each Fund a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Fund. Only one report each will be mailed to a single address at which more than one shareholder with the same last name had indicated mail is to be delivered. Shareholders may request additional copies of any report by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address set forth on the front cover page of the Prospectus.

                                   APPENDIX

FURTHER INFORMATION: ADDITIONAL INVESTMENTS AND CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES USED BY THE UNDERLYING GE FUNDS

The Underlying GE Funds may engage in a number of investment techniques and strategies, including those described below. No Underlying GE Fund is under any obligation to use any of the techniques and strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Underlying GE Fund.

Money Market Instruments. Each Fund and each Underlying GE Fund, other than the Money Market Fund, may invest only in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. In addition to the foregoing money market instruments, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, including, in the case of the Funds, the Money Market Fund. See "Investment in Other Investment Funds" below.

Each Fund and each Underlying GE Fund, other than the Money Market Fund, may also invest up to 25% of its assets in GEI Short-Term Investment Fund (the "Investment Fund"), a fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market Fund) and other accounts advised by GEIM and GEIC. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by the Investment Fund, nor will the Funds or the Underlying GE Funds incur any sales charge, redemption fee, distribution fee or service fee in connection with their investments in the Investment Fund.

Repurchase Agreements and Reserve Repurchase Agreements. Each Fund and each Underlying GE Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds and Underlying GE Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund or an Underlying GE Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Funds or Underlying GE Funds enter into repurchase agreements.

The Money Market Fund and the Value Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with GE Funds' custodian or designated sub-custodian.

Non-publicly Traded and Illiquid Securities. Each Underlying GE Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the GE Funds' Board of Trustees based upon the trading markets for the securities. In addition, each Underlying GE Fund, other than the Money Market Fund, may invest up to 15% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by an Underlying GE Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by an Underlying GE Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guidelines established by the GE Funds' Board of Trustees.

Structured and Indexed Securities. The Income Fund and the Government Fund may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased, depending on changes in the value of the reference instrument. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Income Fund and the Government Fund will bear the market risk of the reference instrument.

Purchasing Put and Call Options on Securities. Each Underlying GE Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. An Underlying GE Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, an Underlying GE Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by an Underlying GE Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. An Underlying GE Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by an Underlying GE Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of an Underlying GE Fund. In addition, the premiums paid by an Underlying GE Fund in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

Covered Option Writing. Each Underlying GE Fund, other than the Money Market Fund, may write covered put and call options on securities. An Underlying GE Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Underlying GE Funds with option-writing authority write only covered options. A put or call option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds -- Covered Option Writing" in the SAI for specific situations where put and call options will be deemed to be covered by an Underlying GE Fund.

An Underlying GE Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, an Underlying GE Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of an Underlying GE Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Underlying GE Funds with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.

Option writing for an Underlying GE Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, an Underlying GE Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position.

Securities Index Options. In seeking to hedge all or a portion of its investments, an Underlying GE Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Underlying GE Fund's portfolio. The Underlying GE Funds with such option writing authority may write only covered options. An Underlying GE Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.

A securities index option written by an Underlying GE Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Underlying GE Funds--Covered Option Writing" in the SAI for specific situations where securities index options will be deemed to be covered by an Underlying GE Fund. If the Underlying GE Fund has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

Futures and Options on Futures. Each Underlying GE Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Underlying GE Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An Underlying GE Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian, or a designated sub-custodian, or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Underlying GE Funds--Covered Option Writing" in the SAI) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Forward Currency Transactions. Each Underlying GE Fund, other than the Money Market Fund, may hold currencies to meet settlement requirements for foreign securities and each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Underlying GE Fund will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying GE Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. An Underlying GE Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that an Underlying GE Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with GE Funds' custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

Upon maturity of a forward currency contract, an Underlying GE Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. GE Funds may also be able to negotiate such an offset on behalf of an Underlying GE Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to an Underlying GE Fund.

In hedging a specific portfolio position, an Underlying GE Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. An Underlying GE Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

Options on Foreign Currencies. Each Underlying GE Fund, other than the Premier Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Underlying GE Funds with such option writing authority may write only covered options. No Underlying GE Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by an Underlying GE Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. GE Funds will limit the premiums paid on an Underlying GE Fund's options on foreign currencies to 5% of the value of the Underlying GE Fund's total assets.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, an Underlying GE Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Underlying GE Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Underlying GE Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by an Underlying GE Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Underlying GE Fund's when-issued or delayed-delivery purchase commitments will be segregated with the GE Funds' custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose an Underlying GE Fund to risk because the securities may experience fluctuations in value prior to their delivery.

Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in an Underlying GE Fund's net asset value.

Lending Portfolio Securities. Each Underlying GE Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of an Underlying GE Fund's assets taken at value. The Underlying GE Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing an Underlying GE Fund's loans of securities are segregated and maintained at all times with the GE Funds' custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. In lending securities, an Underlying GE Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Rule 144A Securities. Each of the Underlying GE Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to an Underlying GE Fund's limitation on the purchase of illiquid securities, unless the GE Funds' Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. An Underlying GE Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The GE Funds' Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.

Depositary Receipts. Each Underlying GE Fund, other than the Money Market Fund, may each invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each Underlying GE Fund, other than the Money Market Fund, may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Supranational Agencies. Each Underlying GE Fund may invest up to 10% of its assets in debt obligations of supra-national agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and

Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Investments in Other Investment Funds. Each Underlying GE Fund, other than the U.S. Equity Fund and Money Market Fund, may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. In addition, each Fund and each Underlying GE Fund, other than the U.S. Equity Fund and the Money Market Fund, may invest in shares of money market mutual funds, which in the case of the Fund may include shares of GE Money Market Fund. Under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act and as a condition to the exemptive relief that was granted to the Trust by the SEC, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Investments by the Funds or the Underlying GE Funds (other than the Money Market Fund) in the GEI Short-Term Investment Fund, a fund advised by GEIM and created specifically to serve as a vehicle for the collective investment of cash balances of the Funds and the Underlying GE Funds (other than the Money Market
Fund) and other accounts advised by either GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. To the extent an Underlying GE Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Floating and Variable Rate Instruments. The Income Fund, the Government Fund and the Money Market Fund may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon Obligations. The U.S. Equity Fund, the Income Fund, the Government Fund and the Money Market Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of the U.S. Equity Fund, the Income Fund and the Government Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the U.S. Equity Fund, the Income Fund and the Government Fund are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the U.S. Equity Fund, the Income Fund or the Government Fund to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Government Fund may invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

Mortgage Related Securities. The mortgage related securities in which the Income Fund and the Government Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Fund or the Government Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.

Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Income Fund and the Government Fund. Because prepayments of principal generally occur when interest rates are declining, the Income Fund and the Government Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Fund or the Government Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Fund and the Government Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Fund or the Government Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Income Fund nor the Government Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Income Fund's and the Government Fund's net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Income Fund or the Government Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund and the Government Fund invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, each of the Income Fund and the Government Fund limit their investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Government Stripped Mortgage Related Securities. The Income Fund and the Government Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Fund and the Government Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Fund or the Government Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Fund's or the Government Fund's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Income Fund and the Government Fund expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Fund or the Government Fund will be able to effect a trade of a government stripped mortgage related security at a desired time. The Income Fund and the Government Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the GE Funds' Board of Trustees, the GE Funds treat government stripped mortgage related securities as illiquid and will limit each of the Income Fund's and the Government Fund's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Income Fund and the Government Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARs(Service Mark)") and interests in pools of credit card receivables. CARs(Service Mark) represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Income Fund or the Government Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Income Fund's and the Government Fund's investment objective and policies and subject to the review and approval of the GE Funds' Board of Trustees, the Income Fund and the Government Fund may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. With respect to up to 25% of their total assets each of the Income Fund and the Government Fund may, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterpart to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Underlying GE Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying GE Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying GE Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Underlying GE Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of the Income Fund and the Government Fund propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. The Mid-Cap Fund, the Value Fund, and the International Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                              GE LIFESTYLE FUNDS

                       o GE Conservative Allocation Fund

                         o GE Moderate Allocation Fund

                        o GE Aggressive Allocation Fund

            For information contact your investment professional or
              call the following toll free number: 1-800-242-0134


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REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE
STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS PROSPECTUS BY REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF LIFESTYLE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIFESTYLE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, AN OFFER MAY NOT LAWFULLY BE MADE.
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